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                                                                   Exhibit 10.34

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E




                      ALLIED WORLD ASSURANCE COMPANY, LTD.

                                   AS BORROWER

                                       AND

                                BARCLAYS BANK PLC

                                    AS ISSUER

                         ------------------------------

                           GLOBAL AMENDMENT AGREEMENT

                         ------------------------------
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                                    CONTENTS

CLAUSE                                                                      PAGE
  1.  Definitions And Interpretation ...................................       1

  2.  Representations ..................................................       1

  3.  Amendments .......................................................       2

  4.  Continuity And Further Assurance .................................       3

  5.  Conditions And Confirmations ....................................        3

  6.  Fees, Costs And Expenses .........................................       3

  7.  Miscellaneous ....................................................       4

Schedule 1  CONDITIONS PRECEDENT .......................................       5

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THIS AGREEMENT (the "Agreement") is made as of January 11, 2005 among:

(1) ALLIED WORLD ASSURANCE COMPANY, LTD., a corporation organized under the laws of Bermuda, as Borrower; and

(2)   BARCLAYS BANK PLC, as Issuer.

(A) WHEREAS, pursuant to a letter of credit issuance facility agreement dated as of 31 December 2003 (as amended, increased or otherwise modified from time to time, the "ORIGINAL CREDIT AGREEMENT") between, Allied World Assurance Company, Ltd., as Borrower and Barclays Bank plc, as Issuer, the Issuer issued certain letters of credit in accordance with the terms of the Original Credit Agreement.

(B) WHEREAS, pursuant to a Security Agreement dated as of 31 December 2003 (as amended or otherwise modified from time to time, the "SECURITY AGREEMENT") by Allied World Assurance Company, Ltd in favor of Barclays Bank plc, as Issuer, the Borrower granted a security interest in the Collateral (as defined therein) to the Issuer.

(C) WHEREAS the parties desire to extend the tenure of the Credit Agreement and make certain other amendments to the documents described above, all as set out below.

IT IS AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement:

      "AMENDED AGREEMENT" means the Original Credit Agreement as amended by this Agreement.

      "EFFECTIVE DATE" shall have the meaning given to it in Clause 5.1.

1.2   INCORPORATION OF DEFINED TERMS

      Terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Original Credit Agreement.

1.3   CLAUSES

      (a) In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

      (b)   Clause and Schedule headings are for ease of reference only.

2.    REPRESENTATIONS

      The Borrower repeats the representations set out in Clause 5 (Representations and Warranties) of the Original Credit Agreement as if each reference in those


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      representations to "this Agreement" includes a reference to (a) this
      Agreement and (b) the Amended Agreement.

3.    AMENDMENTS

3.1   AMENDMENT OF THE ORIGINAL CREDIT AGREEMENT

      With effect from the Effective Date:

      3.1.1 the Original Credit Agreement shall be amended as follows:

            (a) The definition of "LC Facility Termination Date" shall be deleted in its entirety and replaced with " "LC FACILITY TERMINATION DATE" means December 31, 2005."

            (b) The definition of "Permitted Terminations" is added to Section 1 in the proper alphabetical order and shall read in its entirety as follows:

                  "PERMITTED TERMINATIONS" means the termination of the following material contracts:

                  (i) Each of the Surplus Lines Program Administrator Agreements, dated as of December 28, 2001, between Allied World Assurance Company (U.S.) Inc., f/k/a Commercial Underwriters Insurance Company, Newmarket Underwriters Insurance Company and, as the case may be, AI Risk Specialists of Missouri, Inc., Eastern Risk Specialists, Inc., Florida Risk Specialists, Inc., Louisiana Risk Specialists, Inc., Michigan Risk Specialists, Inc., Midwestern Risk Specialists, Inc., Nevada Risk Specialists, Inc., New England Risks Specialists, Inc., Northwestern Risk Specialists, Inc., Risk Specialists Companies of Colorado, Inc., Risk Specialist Company of Minnesota, Inc., Risk Specialist Company of New Jersey, Inc., Risk Specialist Company of New York, Inc., Risk Specialist Company of Ohio, Inc., Southeastern Risk Specialist, Inc., Southern Risk Specialist, Inc., and Western Risks Specialists, Inc., as amended; and

                  (ii) Pro Rata Semi-Automatic Facultative Reinsurance Agreement by and between Allied World Assurance Company (U.S.), Inc. f/k/a Commercial Underwriters Insurance Company, Newmarket Underwriters Insurance Company and Lexington Insurance Company, American Home Assurance Company of Canada (a branch of American Home Assurance Company) and Commerce & Industry Insurance Company of Canada.

            (c) Section 5.6 is revised to delete the "." at the end of the sentence and insert the following phrase in its place:

                  , other than the Permitted Terminations.


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      3.1.2 All references in the Security Agreement to "Credit Agreement" shall be deemed to be references to "Credit Agreement, as amended or otherwise modified from time to time".

4.    CONTINUITY AND FURTHER ASSURANCE

4.1   CONTINUING OBLIGATIONS

      The provisions of the Original Credit Agreement and the Security Agreement shall, save as amended in this Agreement, continue in full force and effect.

4.2   FURTHER ASSURANCE

      The Borrower shall, at the reasonable request of the Issuer and at its own expense, do all such acts and such things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.    CONDITIONS AND CONFIRMATIONS

5.1   CONDITIONS PRECEDENT

      This Agreement shall not become effective until the day the Issuer confirms to the Borrower that it has received, in form and substance satisfactory to it, each of the documents set out in Schedule 2 (Conditions Precedent) (the "EFFECTIVE DATE").

5.2   SECURITY INTEREST CONFIRMATION

      5.2.1 The Borrower hereby confirms that the security interest granted to the Issuer under the Security Agreement shall continue to apply to the Amended Agreement.

6.    FEES, COSTS AND EXPENSES

6.1   EXTENSION FEE

      The Borrower shall pay to the Issuer an extension fee of $15,000 (the "EXTENSION FEE"), to be paid on signing of this Agreement.

6.2   TRANSACTION EXPENSES

      The Borrower shall promptly on demand pay the Issuer the amount of all costs and expenses (including legal fees) reasonably incurred by the Issuer (up to $10,000) in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.3   ENFORCEMENT COSTS

      The Borrower shall, within three Business Days of demand, pay to the Issuer the amount of all costs and expenses (including legal fees) reasonably incurred by the Issuer in connection with the enforcement of, or the preservation of any rights under this Agreement.

6.4   STAMP TAXES

      The Borrower shall pay and, within three Business Days of demand, indemnify the Issuer against any cost, loss or liability that the Issuer incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.


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7.    MISCELLANEOUS

7.1   INCORPORATION OF TERMS

      Clauses 9.4 (Entire Agreement), 9.7 (Severability of Provisions), 9.9 (Choice of Law), 9.10 (Consent to Jurisdiction), 9.11 (Waiver of July Trial) and 9.12 (Counterparts) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement.

7.2   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

      THIS AGREEMENT is effective as of the Effective Date.


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SIGNATURES



ALLIED WORLD ASSURANCE COMPANY, LTD.
AS BORROWER

By: /s/ Joan H. Dillard
    ---------------------------------------------
Name:   Joan H. Dillard
Title:  Vice President & Chief Accounting Officer



BARCLAYS BANK PLC
AS ISSUER

By: /s/ R. Merchant
    ---------------------------------------------
Name:   R. Merchant
Title:  Relationship Director


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